UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2013

EMERSON RADIO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-07731	22-3285224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 University Plaza, Suite 405, Hackensack, New Jersey 07601

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (973) 428-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Emerson Radio Corp. (the “Company”) held its annual meeting of stockholders on November 7, 2013 (the “Annual Meeting”). At the Annual Meeting, 25,727,363 shares of our common stock were represented either in person or by proxy, which is equal to 94.83% of our issued and outstanding common stock. At the Annual Meeting, the Company’s stockholders voted to (i) elect the ten nominees named below to the Company’s Board of Directors (the “Board”) until the next annual meeting of the stockholders or until their successors are duly elected and qualified, (ii) approve executive compensation of the Company’s named executive officers in an advisory vote, (iii) have an advisory vote on executive compensation every three years, (iv) ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014, (v) reject a shareholder proposal to request the Board to declare and pay a special dividend and (vi) reject a shareholder proposal to recommend that the Board adopt cumulative voting. Christopher Ho, the Company’s Chairman, did not seek re-election to the Board at the Annual Meeting. In addition to the director nominees named in the Company’s proxy statement, three director nominees were nominated from the floor at the Annual Meeting and are named below.

Proposal 1: Election of Directors — The number of votes for, withheld and abstained and all shares as to which brokers indicated that they did not have authority to vote with respect to each director nominee were as follows:

Nominee	Votes For	Votes Withheld	Votes Abstained	Broker Non-Votes
Eduard Will	1,707,846	20,936,267	0	3,083,250
Duncan Hon*	17,553,751	5,090,362	0	3,083,250
Vincent Fok*	17,568,670	5,075,443	0	3,083,250
Mirzan Mahathir	1,233,417	21,410,696	0	3,083,250
Kareem E. Sethi*	17,030,989	5,613,124	0	3,083,250
Terence A. Snellings*	19,649,676	2,994,437	0	3,083,250
John Howard Batchelor*	17,549,076	5,095,037	0	3,083,250
Gregory William Hunt*	19,753,674	2,890,439	0	3,083,250
Mark Manski*	19,753,674	2,890,439	0	3,083,250
Roderick John Sutton*	17,551,250	5,092,863	0	3,083,250
Additional Nominees
Nicholas James Gronow*	15,243,283	0	0	0
Lionel Choong*	15,243,283	0	0	0
Mark Sims Chadwick	0	15,243,283	0	0

*	Elected by plurality of votes.

Proposal 2: Advisory Vote to Approve Our Executive Compensation — The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,940,783	4,658,879	44,451	3,083,250

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation — The final number of votes cast for frequencies of every one year, two years or three years were as follows:

Votes For One Year	Votes For Two Years	Votes For Three Years	Votes Abstained	Broker Non-Votes
6,807,360	36,502	15,775,750	24,501	3,083,250

Proposal 4: Ratification of the Appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2014 — The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,923,550	2,715,052	88,761	0

Proposal 5: Shareholder Proposal to Request the Board to Declare and Pay a Special Dividend — The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,168,173	18,450,746	25,194	3,083,250

Proposal 6: Shareholder Proposal to Recommend to the Board to Adopt Cumulative Voting— The final number of votes cast for, against or abstaining and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,446,357	16,148,626	49,130	3,083,250

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As a result of the election for directors held at the Company’s Annual Meeting, Duncan Hon, Vincent Fok, Kareem E. Sethi, Terence A. Snellings, John Howard Batchelor, Gregory William Hunt, Mark Manski, Roderick John Sutton, Nicholas James Gronow and Lionel Choong were elected as directors until the next annual meeting of the stockholders or until their successors are duly elected and qualified.

Immediately following the Annual Meeting, however, John Howard Batchelor, Roderick John Sutton and Nicholas James Gronow resigned from the Board, effective immediately. Accordingly, the Board agreed that it was in the best interest of the Company and its stockholders to fix the number of directors at seven, thereby returning the Board to its previous size prior to the Annual Meeting. The Board then approved a decrease in the size of the Board from ten directors to seven directors.

As a result, the current members of the Board are Lionel Choong, Vincent Fok, Duncan Hon, Gregory Hunt, Mark Manski, Kareem E. Sethi and Terence A. Snellings. The Board has determined that Messrs. Choong, Hunt, Manski, Sethi and Snellings are independent directors and that Messrs. Fok and Hon are not independent directors. As a result, five of the current seven members of the Board are independent directors.

Messrs. Sethi, Snellings and Hunt were appointed to serve on the Company’s Audit Committee, which the Board increased from two to three members. Mr. Fok was elected by the directors as Chairman of the Board and Mr. Choong was elected by the directors as Vice Chairman of the Board.

Lionel Choong, who was elected as a director after being nominated from the floor at the Annual Meeting, is a consultant for Zenith Professionals Ltd., acting Chief Financial Officer of Global Regency Ltd., and Board Advisor to Really Sports Co., Ltd. Mr. Choong has a wide range of experience in a variety of senior financial positions with companies in Hong Kong, the PRC and London. His experience encompasses building businesses, restructuring insolvency, corporate finance, and initial public offerings in a number of vertical markets including branded apparel, consumer and lifestyle, consumer products, pharmaceuticals, and logistics. From 2008 to May 2011, Mr. Choong was Chief Financial Officer of Sinobiomed, Inc., a NASDAQ-listed company. Mr. Choong is a member of the Institute of Chartered Accountants in England and Wales and the Hong Kong Institute of Certified Public Accountants, and holds an Investors Representative License from the Securities and Futures Commission, Hong Kong. Mr. Choong is a CPA and holds a Bachelor of Arts in Accountancy from London Guildhall University, UK, and a Master of Business Administration from the Hong Kong University of Science and Technology and the Kellogg School of Management at Northwestern University.

The Grande Holdings Limited (In Liquidation) (“Grande Holdings”), (together with Grande N.A.K.S., Ltd. (“N.A.K.S.”) and S&T International Distribution Limited (“S&T”), the “Stockholders”) and each of Messrs. Fok, Hunt, Manski and Choong have entered into agreements pursuant to which, among other things, the Stockholders will indemnify and hold harmless each of such directors from claims, actions or demands that arise out of or in any way relate to certain actions, including running for election to the Board or serving on the Board, to the extent not otherwise indemnified by the Company or any other source of Company-related indemnification or insurance.

Item 8.01	Other Events

As a Controlled Company, as defined in Section 801(a) of the NYSE MKT Rules, the Company is exempt from the requirement to have (i) the compensation of its executives determined by a compensation committee comprised solely of independent directors or by a majority of the Board of Directors’ independent directors and (ii) director nominees selected by a nominating committee comprised entirely of independent directors or by a majority of the independent directors. Accordingly, following the Annual Meeting, the Board abolished its Corporate Governance, Nominating and Compensation Committee effective immediately on November 7, 2013.

Prior to the abolishment of the Corporate Governance, Nominating and Compensation Committee, the Board changed the Company’s policy concerning related party transactions, to require that any proposed related party transaction, regardless of size or monetary value, must be presented to all of the independent directors of the Board and must be pre-approved by a majority of the independent directors on the Board in order to proceed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.

By:	/s/ Andrew L. Davis
Andrew L. Davis
Chief Financial Officer

Dated: November 12, 2013